UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2005

SHOE PAVILION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23669	94-3289691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1380 Fitzgerald Drive Pinole, California	94564
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 222-4405

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 2, 2005, Shoe Pavilion, Inc. issued a press release announcing that, as a result of a clarification issued by the Chief Accountant of the Securities and Exchange Commission released on February 7, 2005, the Company, like many other retailers, has reviewed its lease accounting practices and intends to change its lease accounting treatment and will restate its historical financial statements. The Company has not yet identified the years or periods that it will restate as a result of this clarification. A copy of the press release announcing the accounting change and restatement is attached as an exhibit and incorporated herein by reference.

Item 9.01 Exhibits

99.1	Press Release dated March 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE PAVILION, INC.

March 3, 2005	By:	/s/ John D. Hellmann
	Name:	John D. Hellmann
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Shoe Pavilion, Inc. issued March 2, 2005